EXHIBIT 10.17

                               BONUS ARRANGEMENTS

The following bonus arrangements have been made for the officers named with respect to profits of the Company for fiscal year 1998:

                         Regular Bonus            Super Bonus(1)

     Mr. Adler           $40,000                  N/A
                         plus 7%
                         of any excess

     Mr. Montano         $30,000                  N/A
                         plus 5%
                         of any excess

     Mr. Mason           $25,000                  N/A
                         plus 4%
                         of any excess

     Mr. Lefeld          5% of salary             10% of salary

     Mr. Swartz          $7,500 plus              $11,000 plus
                         3% of excess             4% of excess
                         over budgeted            over budgeted
                         profit for his           profit for his
                         department and           department and
                         1% of dollars            2% of excess
                         over budgeted            over budgeted
                         profit for wholesale     profit for wholesale
                         department               department

(1)The `regular bonus'' and the ``super bonus'' are based on target levels for corporate profits, which vary by position. If corporate profits reach the ``regular bonus'' level, the named officer will get the `regular bonus'' indicated. If corporate profits reach the ``super bonus'' level, the named officer will get only the ``super bonus'' indicated, not both the `regular